SCUDDER [LOGO]

Scudder Classic Growth Fund

Supplement to Prospectus
Dated April 16, 1998

The following supplements the information under A team approach to investing under "Shareholder benefits" on page 16.

The position of William F. Gadsden has been changed from Lead Portfolio Manager to co-Lead Portfolio Manager. The position of Bruce F. Beaty has been changed from Portfolio Manager to co-Lead Portfolio Manager.

September 25, 1998